Exhibit 21.1

List of Subsidiaries of FrontView REIT, Inc.

Subsidiary	State of Formation or Incorporation
FrontView Acquisition LLC	DE
FrontView Employee Sub, LLC	DE
FrontView Operating Partnership LP	DE
FrontView TRS LLC	DE
FrontView REIT, Inc.	MD
FVR Subsidiary 50/50 GP LLC (f/k/a NADG NNN 50/50 GP LLC)	DE
FVR Subsidiary 50/50 LP (f/k/a NADG NNN 50/50 LP)	DE
FVR Subsidiary GP, LLC (f/k/a NADG NNN Property Fund (US) Limited Partnership)	DE
FVR Subsidiary OP GP, LLLP (f/k/a NADG NNN Operating GP, LLLP)	DE
FVR Subsidiary OP LP (f/k/a NADG NNN Operating LP)	DE
FVR Subsidiary REIT I GP, LLLP (f/k/a NADG NNN Property Fund GP, LLLP)	DE
FVR Subsidiary REIT I LP (f/k/a NADG NNN Property Fund LP)	DE
FVR Subsidiary REIT II LLC (f/k/a/ NADG NNN CONVERTIBLE PREFERRED LLC)	DE
FVR Canada ULC	AB, Canada
FVR ALABAMA, LLC	DE
FVR ARIZONA, LLC	DE
FVR ARKANSAS, LLC	DE
FVR CALIFORNIA, LLC	DE
FVR COLORADO, LLC	DE
FVR CONNECTICUT, LLC	DE
FVR FLORIDA, LLC	DE
FVR GEORGIA, LLC	DE
FVR IDAHO, LLC	DE
FVR ILLINOIS, LLC	DE
FVR INDIANA, LLC	DE
FVR IOWA, LLC	DE
FVR KANSAS, LLC	DE
FVR KENTUCKY, LLC	DE
FVR LOUISIANA, LLC	DE
FVR MARYLAND, LLC	DE
FVR MASSACHUSETTS, LLC	DE
FVR MAINE, LLC	DE
FVR MICHIGAN, LLC	DE
FVR MINNESOTA, LLC	DE
FVR MISSOURI, LLC	DE
FVR MISSISSIPPI, LLC	DE
FVR MONTANA, LLC	DE
FVR NEBRASKA, LLC	DE
FVR NORTH CAROLINA, LLC	DE
FVR NORTH DAKOTA, LLC	DE
FVR NEW JERSEY, LLC	DE
FVR NEW MEXICO, LLC	DE
FVR NEW HAMPSHIRE, LLC	DE
FVR NEVADA, LLC	DE
FVR NEW YORK, LLC	DE
FVR OHIO, LLC	DE

i

Exhibit 21.1

FVR OKLAHOMA, LLC	DE
FVR OREGON, LLC	DE
FVR PENNSYLVANIA, LLC	DE
FVR RHODE ISLAND, LLC	DE
FVR SOUTH CAROLINA, LLC	DE
FVR SOUTH DAKOTA, LLC	DE
FVR TENNESSEE, LLC	DE
FVR TEXAS, LLC	DE
FVR UTAH, LLC	DE
FVR VERMONT, LLC	DE
FVR VIRGINIA, LLC	DE
FVR WEST VIRGINIA, LLC	DE
FVR WISCONSIN, LLC	DE
FVR WYOMING, LLC	DE
FVR 711 (TX), LLC	DE
FVR 711 (VA), LLC	DE
FVR AG (PA), LLC	DE
FVR BK AIO (TN), LLC	DE
FVR BK AIO (MEM-TN), LLC	DE
FVR BK AIO (TN), LLC	DE
FVR CCW (GA), LLC	DE
FVR CK (SC), LLC	DE
FVR CK (TN), LLC	DE
FVR CS (GA), LLC	DE
FVR EO (MO), LLC	DE
FVR EX-PEN (NJ), LLC	DE
FVR EX OLD (NJ), LLC	DE
FVR JL (MA), LLC	DE
FVR MCW NP (AL), LLC	DE
FVR MCW TUSC (AL), LLC	DE
FVR MCW MOR (GA), LLC	DE
FVR MCW COBB (GA), LLC	DE
FVR MCW WS (TN), LLC	DE
FVR MCW OB (TN), LLC	DE
FVR MDT (GA), LLC	DE
FVR MEIN (NL-IL), LLC	DE
FVR MEIN (OL-IL), LLC	DE
FVR NTB (PA), LLC	DE
FVR RO (ID), LLC	DE
FVR RO (SC), LLC	DE
FVR QCC (AZ), LLC	DE
FVR SB (WV), LLC	DE
FVR SW (GA), LLC	DE
FVR SW (MO), LLC	DE
FVR SSG (CT), LLC	DE
FVR SSG (NY), LLC	DE
FVR SSG (RI), LLC	DE
FVR T5 (FL), LLC	DE
FVR T5 (NC), LLC	DE
FVR T5 (VA), LLC	DE
FVR T5 LYN (VA), LLC	DE
FVR T5-AGN (OH), LLC	DE
FVR VAL (AZ), LLC	DE

ii

Exhibit 21.1

FVR VAL (KY), LLC	DE
FVR ZCW (OK), LLC	DE

iii